                                                                      Exhibit 24



                          AMOCO ARGENTINA OIL COMPANY



                               POWER OF ATTORNEY



    KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints Michael R. Ivy, Marsha C. Williams and Jerry M. Gross, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Argentina Oil Company registration statements and amendments thereto (including post-effective amendments) relating to issuance of an aggregate of up to $200,000,000 in principal amount of debt securities of Amoco Argentina Oil Company and/or its branch in Argentina, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



    IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 10th day of January, 1997.



                                                      MICHAEL R. IVY

                                          --------------------------------------
                                          Name: _________Michael R. Ivy_________

                          AMOCO ARGENTINA OIL COMPANY



                               POWER OF ATTORNEY



    KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints Michael R. Ivy, Marsha C. Williams and Jerry M. Gross, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Argentina Oil Company registration statements and amendments thereto (including post-effective amendments) relating to issuance of an aggregate of up to $200,000,000 in principal amount of debt securities of Amoco Argentina Oil Company and/or its branch in Argentina, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



    IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 10th day of January, 1997.



                                                    L. G. KULIKOVSKIS

                                          --------------------------------------
                                          Name: ________L. G. Kulikovskis_______

                               AMOCO CORPORATION



                               POWER OF ATTORNEY



    KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S.$200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



    IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 13th day of January, 1997.



                                                    WILLIAM G. LOWRIE

                                          --------------------------------------
                                          Name: ________William G. Lowrie_______

                               AMOCO CORPORATION



                               POWER OF ATTORNEY



    KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S.$200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



    IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 9th day of January, 1997.



                                                    JUDITH G. BOYNTON

                                          --------------------------------------
                                          Name: ________Judith G. Boynton_______

                                 AMOCO COMPANY



                               POWER OF ATTORNEY



    KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints W. R. Hutchinson, J. L. Carl and D. B. Pinkert, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Company registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to $200,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Argentine Comision Nacional de Valores, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



    IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 9th day of January, 1997.



                                                    JUDITH G. BOYNTON

                                          --------------------------------------
                                          Name: ________Judith G. Boynton_______